EXHIBIT 10.1

UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	§
§
BLAST ENERGY SERVICES, INC.	§	Case No. 07-30424-H4-11
§
EAGLE DOMESTIC DRILLING	§	Case No. 07-30426-H4-11
OPERATIONS LLC	§
Debtors	§	Jointly Administered Chapter 11
	§	under Case No. 07-30424-H4-11

SECOND AMENDED JOINT PLAN OF REORGANIZATION OF
BLAST ENERGY SERVICES, INC., DEBTOR AND
EAGLE DOMESTIC DRILLING OPERATIONS LLC, DEBTOR

Dated: December 3, 2007

DEBTORS’ SECOND AMENDED JOINT PLAN OF REORGANIZATION

This Second Amended Joint Plan of Reorganization is proposed by Blast Energy Services, Inc., Debtor (“Blast”) and Eagle Domestic Drilling Operations LLC, Debtor (“Eagle”) for reorganization of their financial affairs pursuant to chapter 11 of the Bankruptcy Code.  This Second Amended Joint Plan is being filed as required by and pursuant to the terms of the Agreed Order Granting Continuance of Confirmation Hearing entered by the Bankruptcy Court on November 28, 2007 (docket number 759). EXCEPT AS EXPRESSLY SET FORTH BELOW, THIS SECOND AMENDED JOINT PLAN OF REORGANIZATION DOES NOT REPLACE OR MODIFY THE TERMS OF THE FIRST AMENDED JOINT PLAN OF REORGANIZATION FILED SEPTEMBER 11, 2007, AND THE TECHNICAL AMENDMENTS TO THE FIRST AMENDED JOINT PLAN OF REORGANIZATION FILED OCTOBER 5, 2007, AND WHICH HAVE BEEN PREVIOUSLY SUBMITTED TO, AND ACCEPTED BY, THE EAGLE AND BLAST CREDITORS.

All capitalized terms not otherwise defined by this Second Amended Joint Plan of Reorganization shall have the meanings ascribed to them in the First Amended Joint Plan of Reorganization. To fully understand the Plan this Second Amended Joint Plan of Reorganization must be read and considered in conjunction with the First Amended Joint Plan of Reorganization and the Technical Amendments to the First Amended Joint Plan of Reorganization.

1.	The following Definitions in Article I are deleted in their entirety:

 Collateral Agreements

1.25 Convenience Claim

2.	The definition of Plan Documents at 1.60 is modified by deleting the words “the Eagle Junior Secured Notes, the Blast Junior Secured Notes, the Collateral Agreements”.

3.	Paragraphs 3.1 (iii) and (iv) are deleted.

4.	Paragraph 3.1 (v) is modified by deleting “$234,000” and replacing that number with “$308,000”.

5.	Paragraph 3.1(vi) is modified by deleting “$917,000” and replacing that number with “$950,000”.

6.	Paragraphs 3.3(v) and (vi) are deleted.

7.	Paragraphs 4.2(v) and (vi) are deleted.

8.	Paragraph 4.2(vii) is deleted in its entirety and is replaced with the following:

“(vii) Class 7—Eagle Unsecured Claims.    Except to the extent that a holder of an Allowed Class 7 Unsecured Claim has agreed to receive other lesser treatment, such holder shall receive in the Distribution Date in full and final satisfaction of its Claim Cash equal to 100% of such holder’s Allowed Unsecured Claim.

This Class is impaired”

9.	Paragraph 4.2(viii) is deleted in its entirety and is replaced with the following:

“(viii) Class 8—Blast Unsecured Claims.                                                                                     Except to the extent that a holder of an Allowed Class 8 Unsecured Claim has agreed to receive other lesser treatment, such holder shall receive in the Distribution Date in full and final satisfaction of its Claim Cash equal to 100% of such holder’s Allowed Unsecured Claim.

This Class is impaired”

10.	Paragraphs 7.1 (iii) and (iv) are deleted.

11.	Paragraph 7.1 (v) is modified by deleting “$234,000” and replacing that number with “$308,000”.

12.	Paragraph 7.1(vi) is modified by deleting “$917,000” and replacing that number with “$950,000”.

13.	Paragraph 8.1(i) is amended by deleting “$3,000,000” and replacing that number with “$4,000,000”.

14.	Paragraph 8.1(xv) is amended by deleting “$3,000,000” and replacing that number with “$4,000,000”.

15.	Paragraphs 8.4 and 8.5 are deleted in their entirety.

16.	Paragraph 9.5 is modified by deleting the words “the Eagle Junior Secured Notes, the Blast Junior Secured Notes, the Collateral Agreements”.

17.
Paragraph 9.6 is modified by deleting the language of that paragraph and replacing it with the following: “The initial directors of Reorganized Blast shall be the following Persons: John R. Block, Scott W. Johnson, Roger P. (Pat) Herbert, Joseph J. Penbera Ph. D. and Jeffrey R. Pendergraft.”

18.	Paragraph 10.4(i) is modified by adding the phrase “and gross negligence” after the phrase “other than for willful misconduct”.

19.	Paragraph 10.5 is modified by adding the phrase “and gross negligence” after the phrase “other than for willful misconduct”.

20.
Paragraph 14.7 is modified by deleting the contact information for H. Rey Stroube, III and substituting the following: “18510 Kingsland Boulevard, Houston, Texas 77094, Facsimile: (281) 599-3011, Email: rstroube@comcast.net.”

21.	Annex 1 and Annex 2 are deleted in their entirety.

Signatures

This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be deemed one and the same instrument.

Blast Energy Services, Inc

By:           ______________________________

Eagle Domestic Drilling Operations LLC

By:           ______________________________

By:
H. Rey Stroube, III
State Bar No. 19422000
18510 Kingsland Blvd.
Houston, Texas  77094
Telephone:  (281) 599-3011
rstroube@comcast.net (e-mail)

ATTORNEY FOR BLAST ENERGY SERVICES, INC.
EAGLE DOMESTIC DRILLING OPERATIONS LLC DEBTORS.